Digital Assets (Details)	12 Months Ended
Dec. 31, 2021 USD ($)
Digital Assets Abstract [Abstract]
Additional information about investment description	the Company purchased 101 ETH at an aggregate cost of $289,668, of which 96 ETH were staked with an unaffiliated third party in June 2021. The Company won't be able to withdraw the stake until later next year. For the year ended December 31, 2021, the Company received 5.9 ETH from such stake, and the Company recognized the gain of 5.9 ETH as investment income in the account of “other income”.
Impairment of bitcoins	$ 8,985,662
Against ETH	$ 59,345